Third Quarter 2013 Earnings Conference Call October 17, 2013 - 9:00am CT

Forward Looking Statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover by referring to our Forms 10-K and 10-Q for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our internet site, www.dovercorporation.com, where considerably more information can be found. 2

3

Q3 2013 Performance

Continuing Earnings Per Share


$1.80
$1.50
$1.20
$0.90
$0.60
Adjusted continuing earnings per share
Discrete tax benefits / Spin off costs / other one-time gains
FY $4.53
Q1*
Q2
Q3*
Q4*
Q1*
Q2*
Q3*
2012
2013

* Includes discrete & other tax benefits of -$0.01 in Q1 2012, $0.02 in Q3 2012, $0.07 in Q4 2012, $0.02 in Q1 2013 , $0.36 in Q2 2013 and $0.03 in Q3 2013; includes spin off costs of $0.02 in Q2 2013 and $0.06 in Q3 2013: includes other one-time gains of $0.02 in Q3 2013

	Q3	Q3/Q3	9M	9M/9M
Revenue	$2.3B	7%	$6.5B	7%
EPS (cont.)	$1.53	20%	$4.34	29%
Bookings	$2.2B	9%	$6.6B	8%
Seg. Margins	19.4%	100 bps	17.7%	30 bps
Organic Rev.	3%		2%	
Acq. Growth	4%		5%	
FCF (a)	$283M	30%	$566M	17%

Quarterly Comments

- Strong revenue growth in refrigeration and drilling markets; solid growth in consumer electronics, downstream, fluids and Printing & Identification markets
- North America markets are strong; China markets remain solid; Europe markets were improved, showing solid growth
- Improved margin of 19.4%, driven by leverage on volume, productivity, and cost reduction activities
- Bookings growth of 9% is broad-based, with growth across all segments
- Overall book-to-bill of 0.96

(a) See Press Release filed under Form 8-K for free cash flow reconciliation

DOVER

4 Revenue Q3 2013 Communication Technologies Energy Engineered Systems Printing & Identification Total Dover Organic 4% 3% 3% 3% 3% Acquisitions - 1% 9% - 4% Currency - -1% 1% 1% - Total 4% 3% 13% 4% 7% 9M 2013 Communication Technologies Energy Engineered Systems Printing & Identification Total Dover Organic 6% 2% 1% - 2% Acquisitions - 3% 9% - 5% Currency - - 1% - - Total 6% 5% 11% Flat 7%

$777 $778 $251 $257 $401 $414 $573 $577 $227 $227 $0 $350 $700 $1,050 DCT Q2 DCT Q3 DE Q2 DE Q3 DES Q2 DES Q3 DPI Q2 DPI Q3 $785 $662 $259 $256 $422 $424 $526 $595 $213 $222 $0 $350 $700 $1,050 DCT Q2 DCT Q3 DE Q2 DE Q3 DES Q2 DES Q3 DPI Q2 DPI Q3 Sequential Results – Q2 13 → Q3 13 Fluid Solutions ↑ 3% ↑ 1% Refrigeration & Industrial Flat ↑ 13% ↓ 11% ↓ 1% $ in millions 5 Bookings Flat ↑ 2% Revenue

6 Communication Technologies • Solid growth in Consumer Electronics markets, particularly smart phones, led by new product launches • Consumer electronics volume impacted by timing of launch and late product specification changes • Telecom/Other and Medical Technology markets improve; Aerospace/Defense largely stable • Strong margin driven by volume conversion, productivity, and the benefits of prior restructuring • Book-to-bill at 1.02 $ in millions Q3 2013 Q3 2012 % Change Revenue $414 $396 4% Earnings $ 76 $ 64 19% Margin 18.4% 16.1% 230 bps Bookings $424 $411 3% Quarterly Comments Revenue by End-Market % of Q3 Revenue Y / Y Growth Consumer Electronics 50% 6% Medical Technology 15% 5% Aerospace / Defense 25% - Telecom / Other 10% 6%

7 Energy • Strong drilling and downstream growth; Production impacted by weak winch markets, the timing of shipments and soft U.S. activity; Artificial Lift business remains solid with 3% organic growth • International markets remain robust • Margin reflects favorable product mix, productivity and solid conversion • Bookings growth is broad-based across all end-markets • Book-to-bill at 1.03 $ in millions Quarterly Comments Q3 2013 Q3 2012 % Change Revenue $577 $562 3% Earnings $145 $139 5% Margin 25.2% 24.7% 50 bps Bookings $595 $527 13% Revenue by End-Market % of Q3 Revenue Y / Y Growth Drilling 19% 12% Production 53% -2% Downstream 28% 7%

8 Engineered Systems • Record revenue driven by recent acquisitions, and strong results in the refrigeration & food equipment, fluids and waste handling markets • Anthony continues to benefit from its close-the-case activity • Margin performance reflects strong execution • Bookings growth reflects acquisitions and strong food equipment and fluids activity • Book-to-bill at a seasonally normal 0.88 $ in millions Quarterly Comments Q3 2013 Q3 2012 % Change Revenue $1,005 $892 13% Earnings $ 172 $144 19% Margin 17.1% 16.2% 90 bps Bookings $ 884 $798 11% Revenue by End-Market % of Q3 Revenue Y / Y Growth Fluids 22% 4% Refrigeration & Food Equipment 46% 27% Industrial 32% 2%

Printing & Identification • Revenue growth in both fast moving consumer goods and industrial end-markets • Strong growth in China and Europe •Operating margin continues to increase on volume, the benefits of prior restructuring and a continued focus on productivity • Bookings growth reflects growth in both end-markets •Book-to-bill at 1.00 $ in millions Quarterly Comments Q3 2013 Q3 2012 % Change Revenue $257 $247 4% Earnings $ 43 $ 40 9% Margin 16.7% 16.0% 70 bps Bookings $256 $245 5% 9 Revenue by End-Market % of Q3 Revenue Y / Y Growth Fast Moving Consumer Goods 59% 5% Industrial 41% 3%

Q3 2013 Overview Q3 2013 Net Interest Expense $30 million, essentially flat with last year Corporate Expense $43 million, up $11 million from last year, reflecting Q3 spin off costs and $4 million in pension curtailment gains. Effective Tax Rate (ETR) Q3 normalized rate was 28.7%, excluding $0.03 cents of discrete tax benefits, reflecting a slightly unfavorable mix of geographic earnings(a) Capex $57 million, in-line with expectations Share Repurchases Repurchased 650K shares ($57M) in quarter under the November $1 billion program. 10 (a) See press release filed under form 8-K for reconciliation

FY 2013 Guidance – Revenue Growth by Segment 11 Segment 2012 Revenue Mix 2013F Organic Growth 2013F Acquisition Growth* Total Communication Technologies 19% 6% - 7% - 6% - 7% Energy 27% ≈ 3% ≈ 3% ≈ 6% Engineered Systems 42% ≈ 2% ≈ 8% ≈ 10% Printing & Identification 12% 1% - 2% - 1% - 2% Total ≈ $8.1 B ≈ 3% ≈ 4% ≈ 7% * Acquisitions already completed

FY 2013 Guidance  Revenue: • Organic revenue : ≈ 3% • Acquisitions: ≈ 4% • Total revenue: ≈ 7%  Corporate expense: ≈ $150 million  Interest expense: ≈ $123 million  Full-Year Tax Rate: ≈ 27.8%(a)  Capital expenditures: ≈ 3% of revenue  FCF for full year: ≈ 10% of revenue 12 2013 EPS from continuing ops: $5.57 – $5.64 (a) Pre discrete tax adjustments and the tax impact of Knowles spin off costs

 2012 EPS – Continuing Ops $4.53 • Less 2012 tax benefits (1): ($0.09)  2012 Adjusted EPS – Continuing Ops $4.44 • Volume, mix, price (inc. FX): $0.30 - $0.33 • Net benefits of productivity: $0.25 - $0.28 • Acquisitions: $0.11 - $0.12 • Investment / Compensation: ($0.18 - $0.20) • Corporate expenses (inc. Q3 one-time items): $0.02 • Interest / Shares / Tax Rate (net): $0.30 - $0.32 • Spin-off costs(2): ($0.08) • 2013 tax benefits(3): $0.41  2013 EPS – Continuing Ops $5.57 - $5.64 2013 EPS Guidance Bridge - Cont. Ops (1) Negligible amounts in Q1 2012 & Q2 2012, $0.02 in Q3 2012 and $0.07 in Q4 2012 13 (3) $0.02 in Q1 2013, $0.36 in Q2 2013, and $0.03 in Q3 2013 (2) $0.02 in Q2 2013, $0.06 in Q3 2013; does not include prospective Q4 2013 costs

Appendix – Reconciliations 14  EPS – Continuing Ops $1.53 $4.34 • Discrete tax items: ($0.03) ($0.41) • Knowles spin-off costs: $0.06 $0.08 • Other one-time gains: ($0.02) ($0.02)  Adjusted EPS – Continuing Ops $1.54 $4.00 Q3 2013 9 Months 2013 ADJUSTED EPS FROM CONTINUING OPERATIONS Note: Per share data may not add due to rounding

 Prior Guidance – EPS from Continuing Ops $5.56 - $5.71 • Third & fourth quarter performance: $0.02 - ($0.06) • Q3 Discrete tax items: $0.03 • Q3 Knowles spin-off costs: ($0.06) • Q3 Other one-time items: $0.02  Updated Guidance – EPS from Continuing Ops $5.57 - $5.64 Appendix – Guidance Reconciliations 15 EPS GUIDANCE – ADJUSTED CONTINUING OPERATIONS  Prior EPS Guidance – Adjusted Continuing Ops $5.20 - $5.35 • Third & fourth quarter performance: $0.02 - ($0.06)  Updated EPS Guidance – Adjusted Continuing Ops $5.22 - $5.29 Note: Per share data may not add due to rounding EPS GUIDANCE - CONTINUING OPERATIONS